Notes Payable	6 Months Ended
Mar. 31, 2026
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 9 – NOTES PAYABLE

Notes payable consisted of bank notes payable of $10,297,896 and $10,148,897 provided by the Company to its suppliers as of March 31, 2026 and September 30, 2025, respectively. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payable are generally payable within six months. These short-term notes payable are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of funds at the bank as a guarantee deposit, which is classified on the consolidated balance sheets as restricted cash.